SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2000

                    Residential Asset Securities Corporation
             (Exact name of registrant as specified in its charter)

        DELAWARE                     333-84939             51-0362653
          --------                   --------              ----------
(State or other jurisdiction    (Commission file number)   (I.R.S. employer
     of incorporation)                                     identification no.)

8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN              55437
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(Address of principal executive offices)                           (Zip code)
Registrant's telephone number, including area code:           (612) 832-7000

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          (Former name or former address, if changed since last report)

                        Exhibit Index located on page 4.


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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 5.           Other Events.

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries ("Ambac") as of December 31, 1999 and 1998, and for each of the years in the three year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 30, 2000; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac as of March 31, 2000 and for the periods ending March 31, 2000 and March 31, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended March 31, 2000 (which was filed with the Commission on May 12, 2000), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-84939) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2000-KS3, and shall be deemed to be a part hereof.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

                  23. Consent of KPMG LLP, independent auditors of Ambac with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 21, 2000 on the audit of the consolidated financial statements of Ambac as of December 31, 1999 and 1998 and for each of the years in the three-year period ended December 31, 1999 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      RESIDENTIAL ASSET SECURITIES CORPORATION


                                       By:           /s/ Julie Steinhagen
                                             Name:       Julie Steinhagen
                                             Title:      Vice President

Dated:  June 22, 2000






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                                   Exhibit 23

                    Consent of Independent Auditors of Ambac

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:


                  We consent to the incorporation by reference in the registration statement (No. 333-84939) of Residential Asset Securities Corporation (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated June 22, 2000, of our report dated January 21, 2000 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three year period ended December 31, 1999 which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 30, 2000 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



                                  /s/ KPMG LLP


New York, New York
June 22, 2000


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